UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Golden Falcon Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GOLDEN FALCON ACQUISITION CORP.

850 Library Avenue, Suite 204

Newark, DE 19711

NOTICE OF SPECIAL MEETING IN LIEU OF THE

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2022

To the Stockholders of Golden Falcon Acquisition Corp.:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Golden Falcon Acquisition Corp. (the “Company,” “we,” “us” or “our”) to be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (the “charter”), in the form set forth as Annex A to this proxy statement (the “Charter Amendment”), to extend the date by which we have to consummate a business combination (the “Extension”) for an additional six months, from December 22, 2022 to June 22, 2023 or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”);

•

a proposal to amend the Investment Management Trust Agreement, dated as of December 17, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the accompanying proxy statement (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”);

•

a proposal to re-elect (the “Director Proposal”) two directors to our board of directors (the “Board”), with each such director to serve until the second annual meeting of stockholders following this special meeting or until his or her successor is elected and qualified;

•

a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

•

a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. Our initial public offering (“IPO”) prospectus and charter provide that we have until December 22, 2022 to complete a business combination. The Board currently believes that there will not be sufficient time before December 22, 2022 to complete a business combination. Accordingly, our Board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, our Board has determined that it is in the best interests of our

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stockholders to extend the date that we have to consummate a business combination to the Extended Date so that our stockholders have the opportunity to participate in this investment. In the event that we enter into a definitive agreement for a business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

We estimate that the per-share pro rata portion of the trust account will be approximately $10.00 at the time of the special meeting. The closing price of our Class A common stock on the New York Stock Exchange on [●], 2022 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market. We cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

The Board has fixed the close of business on [●], 2022 as the date for determining our stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of our common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, Trust Amendment Proposal Director Proposal, Auditor Ratification Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and our bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, Trust Amendment Proposal, Director Proposal, Auditor Ratification Proposal, Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: [●], 2022

By Order of the Board of Directors,
/s/ Scott J. Freidheim
Chairman of the Board of Directors

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals. If you have any questions or need assistance voting your shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing GFX.info@investor.morrowsodali.com.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022: This notice of meeting, the accompany proxy statement and the Company’s annual report on Form 10-K for the year ended December 31, 2021, are available at [●].

GOLDEN FALCON ACQUISITION CORP.

850 Library Avenue, Suite 204

Newark, DE 19711

SPECIAL MEETING IN LIEU OF

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2022

PROXY STATEMENT

The special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of Golden Falcon Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 to consider and vote upon the following proposals:

•

a proposal to amend our amended and restated certificate of incorporation (the “charter”), in the form set forth as Annex A to this proxy statement (the “Charter Amendment”), to extend the date by which we have to consummate a business combination (the “Extension”) for an additional six months, from December 22, 2022 to June 22, 2023 or such earlier date as determined by our board of directors (the “Board”) (such later date, the “Extended Date”, and such proposal, the “Charter Amendment Proposal”);

•

a proposal to amend the Investment Management Trust Agreement, dated as of December 17, 2020 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the accompanying proxy statement (the “Trust Amendment”), to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”);

•

a proposal to re-elect (the “Director Proposal”) two directors to our board of directors (the “Board”), with each such director to serve until the second annual meeting of stockholders following this special meeting or until his or her successor is elected and qualified;

•

a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”); and

•

a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to extend the date that we have to complete a business combination. The purpose of the Charter Amendment and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. In the event that we enter into a definitive agreement for a business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing the proposed business combination.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. Each of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in the accompanying proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve each of the Charter Amendment Proposal and the Trust Amendment Proposal, a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of each of the directors in the Director Proposal and the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal. Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment Proposal at any time without any further action by our stockholders.

Holders of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), included as part of the units sold in the IPO (“public shares”, and such holders, the “public stockholders”) may elect to redeem all or a portion of their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, and the Election can also be made by public stockholders who abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make the Election regardless of whether such public stockholders were holders as of the record date. We believe that such redemption right protects the public stockholders from having to sustain their investments for an unreasonably long period if we do not consummate a suitable initial business combination in the timeframe initially contemplated by our charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, abstain, do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders and the Extension is implemented, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of an initial business combination.

Any withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $345.8 million that was in the trust account as of June 30, 2022. In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, our initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of Class B common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

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To protect amounts held in the trust account, our sponsor, Golden Falcon Sponsor, LLC, has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our Company and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses).

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by us to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented.

The record date for the special meeting is [●], 2022. Record holders of our common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were [●] outstanding shares of Class A common stock and [●] shares of Class B common stock, together referred to as our “common stock.” Our warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [●], 2022 and is first being mailed to stockholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A.    This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2022 annual meeting of stockholders to be held on [●], [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

We are a blank check company incorporated in Delaware on August 24, 2020. We were formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 22, 2020, we consummated our IPO from which we derived gross proceeds of $345 million, including proceeds from the exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, December 22, 2022). The Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete such business combination and is submitting proposals to amend our charter and the Trust Agreement to the stockholders to vote upon. In addition, we are proposing the re-election of two directors to the Board, the ratification of the selection by our Audit Committee of Marcum LLP (‘‘Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and a measure to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. What is included in these materials?	These materials include: • This proxy statement for the special meeting; • The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 31, 2022.

Q. What is being voted on?

A.    You are being asked to vote on:

•  a proposal to amend our charter, in the form set forth as Annex A to this proxy statement, to extend the date by which we have to consummate a business combination to the Extended Date;

•  a proposal to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment;

•  a proposal to re-elect two directors to the Board, with each such director to serve until the second annual meeting of stockholders following this special meeting or until his or her successor is elected and qualified;

•  a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•  a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to extend the date that we have to complete a business combination. In the event that we enter into a definitive agreement for a business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal and the Trust Amendment Proposal are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $345.8 million that was in the trust account as of June 30, 2022. In such event, we may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account.

Q. Why is the Company proposing the Charter Amendment Proposal and the Trust Amendment Proposal?	A. Our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before December 22, 2022. Accordingly, the Trust Agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in our charter. As we explain below, we may not be able to complete a business combination by that date.

We have not yet executed a definitive agreement for a business combination. We currently anticipate entering into such an agreement with one of our prospective targets, but we do not expect to be able to consummate such a business combination by December 22, 2022.

Because we will not be able to conclude a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which we have to complete a business combination.

We believe that given our expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend our corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Charter Amendment Proposal and the Trust Amendment Proposal?

A.    The Board believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which we are in discussions. Accordingly, the Board is proposing the Charter Amendment to extend the date by which we have to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to our charter, including any amendment that would extend our corporate existence beyond December 22, 2022, and to effect any amendment to the Trust Agreement. Additionally, our charter and IPO prospectus require that all public stockholders have an opportunity to redeem their public shares in the case our corporate existence is extended. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, we believe the Extension is consistent with our charter and IPO prospectus.

Q. How does the Board recommend that I vote on the Director Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?	A. The Board recommends that you vote in favor of the Director Proposal, to re-elect each of Isabelle Amiel Azoulai and Mikael Breuer-Weil to the Board and in favor of the Auditor Ratification Proposal, to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Q. How do our insiders intend to vote their shares?

A.    All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, Auditor Ratification Proposal and the Adjournment Proposal.

Our directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by our directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, our directors, executive officers and their affiliates beneficially owned and were entitled to vote [●] founder shares, representing approximately [●]% of our issued and outstanding common stock. Our directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

Q. What vote is required to adopt the Charter Amendment Proposal and the Trust Amendment Proposal?	A. Approval of each of the Charter Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding common stock on the record date.

Q. What vote is required to approve the Director Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal?	A. A plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting is required for the re-election of each of the directors in the Director Proposal. The affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting is required to approve each of the Auditor Ratification Proposal and the Adjournment Proposal.

Q. What if I don’t want to vote for the Charter Amendment Proposal and the Trust Amendment Proposal?	A. If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate a business combination. We have provided that all holders of public shares, including those who vote for the Charter Amendment Proposal and the Trust Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for [●], 2022. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if we do not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q. What happens if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?

A.    If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A.    We will continue our efforts to execute a definitive agreement for a business combination with one or more targets.

If we execute such an agreement, we will seek to complete the business combination, which will involve:

•  completing proxy materials;

•  establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders; and

•  holding a special meeting to consider such proposed business combination.

We are seeking approval of the Charter Amendment Proposal and the Trust Amendment Proposal because we will not be able to complete all of the above listed tasks prior to December 22, 2022.

Upon approval by holders of at least 65% of the common stock outstanding as of the record date of the Charter Amendment Proposal and the Trust Amendment Proposal, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and warrants will remain publicly traded.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of our common stock held by our directors and officers through the founder shares.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

Q. Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in our charter.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, our proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford CT 06902.

Q. How are votes counted?	A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR,” “AGAINST” or “WITHHOLD” votes, as well as abstentions and broker non-votes. Each of the Charter Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock. Each of the nominees named in the Director Proposal must receive a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the two nominees who receive the highest number of “FOR” votes will be elected as directors. Each of the Auditor Ratification Proposal and the Adjournment Proposal must be approved by the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A. With respect to the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Ratification Proposal.

Q. What is a quorum requirement?

A.    A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q. Who can vote at the special meeting?

A.    Only holders of record of our common stock at the close of business on [●], 2022, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, [●] shares of common stock, including [●] shares of Class A common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How does the Board recommend I vote?	A. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and, if presented, the Adjournment Proposal are fair to and in the best interests of our Company and our stockholders. The Board recommends that our stockholders vote “FOR” such proposals.

Q. What interests do the Company’s directors and officers have in the approval of the proposals?	A. Our directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of Our Sponsor, Directors and Officers.”

Q. What if I object to the Charter Amendment Proposal? Do I have appraisal rights?	A. If you do not want the Charter Amendment Proposal and the Trust Amendment Proposal to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination we propose. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal and the Trust Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. Our stockholders do not have appraisal rights in connection with the Charter Amendment Proposal the Trust Amendment Proposal or any of the other proposals under the DGCL.

Q. What happens to our warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the

Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q. What happens to our warrants if the Charter Amendment Proposal and the Trust Amendment Proposal are approved?	A. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to execute a definitive agreement for a business combination, and if successful, will attempt to complete such business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to us. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q. What do I need to do now?	A. We urge you to read carefully and consider the information contained in this proxy statement, including the Charter Amendment and the Trust Amendment included as the annexes to this proxy statement, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A. If you are a holder of record of our common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my shares of common stock?

A.    If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public stockholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?	A. We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the special meeting. Morrow Sodali LLC will receive a fee of $35,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.    If you have questions, you may write or call our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford CT 06902

Tel: Toll-Free (800) 662-5200 or (203) 658-9400

Email: GFX.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 annual report”), any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We cannot assure you that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, we cannot assure you that a business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, we expect to seek stockholder approval of a business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal and the Trust Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the Excise Tax. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under the Charter Amendment Proposal, if the Charter Amendment Proposal is not approved and we do not consummate our initial business combination by December 22, 2022, as contemplated by our IPO prospectus and in accordance with our charter, our public stockholders will have the right to require us to redeem their public shares. Because we expect that any redemption that occurs as a result of the Charter Amendment Proposal would occur before December 31, 2022, we would not be subject to the Excise Tax as a result of any redemptions in connection with the Extension. However, if our stockholders approve the Charter Amendment Proposal, then any redemption or other repurchase that we make that occurs after December 31, 2022, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with our initial business combination, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with the business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the U.S. Department of Treasury. In addition, because the

Excise Tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in our ability to complete a business combination.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), and ultimately prohibited by the same.

Our sponsor, Golden Falcon Sponsor, LLC, is a Delaware limited liability company, but as our sponsor has certain ties with non-U.S. persons, CFIUS may deem our sponsor a “foreign person.” As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or we may choose to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by December 22, 2022 (or June 22, 2023 if the Charter Amendment Proposal is approved) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share that will be determined by when we liquidate and whether the Charter Amendment Proposal has been approved, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate an initial business combination and liquidate.

On March 30, 2022, the SEC issued proposed rules relating to certain activities of SPACs (the “SPAC Rule Proposals”), relating to, among other things, circumstances in which SPACs could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of its registration statement for its IPO (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the IPO Registration Statement or that may not complete an initial business combination within 24 months after such date. We have not entered into a definitive initial business combination agreement within 18 months after the effective date of our IPO Registration Statement and do not expect to complete an initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the trust account and instead to hold the funds in the trust account in cash until the earlier of the consummation of an initial business combination or our liquidation. As a result, following the liquidation of securities in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the trust account have, since the IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct the trustee with respect to the trust account to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of an initial business combination or liquidation of the Company. Following such liquidation of the securities held in the trust account, we would likely receive minimal interest, if any, on the funds held in the trust account. However, interest previously earned on the funds held in the trust account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the trust account and thereafter to hold all funds in the trust account in cash would reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, even prior to the 24-month anniversary, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount the public stockholders would receive upon any redemption or liquidation of the Company.

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

•	the ability of the Company to effect the Extension or consummate a business combination;

•	unanticipated delays in the distribution of the funds from the trust account;

•	claims by third parties against the trust account; or

•	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth herein, and in our filings with the SEC, including our 2021 annual report, any subsequent Quarterly Report on Form 10-Q, and other reports we file with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

Our Company

We are a Delaware company incorporated on August 24, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

In September 2020, we issued 7,187,500 founder shares to our sponsor in exchange for a capital contribution of $25,000. In November 2020, our sponsor transferred an aggregate of 150,000 founder shares to our independent directors. On December 17, 2020, we effected a dividend and, as a result, our sponsor currently holds 8,445,000 founder shares and each of our five independent directors currently holds 36,000 founder shares, such that our initial stockholders own an aggregate of 8,625,000 founder shares. The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

The registration statements on Form S-1 (File Nos. 333-251058 and 333-251448) for our IPO were declared effective by the SEC on December 17, 2020. On December 22, 2020, we consummated our IPO of 34,500,000 units, including the issuance of 4,500,000 units as a result of the underwriters’ full exercise of their over-allotment option, with each unit consisting of one share of Class A common stock and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one share of Class A common stock at an exercise price of $11.50 per share. The units in our IPO were sold at an offering price of $10.00 per unit, generating total gross proceeds of $345,000,000. Simultaneously with the consummation of our IPO and the full over-allotment option, we consummated the private placement of an aggregate of 8,900,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $8,900,000. A total of $345,000,000 of the net proceeds from our IPO and the private placement was placed in the trust account until the earlier of: (i) the completion of our initial business combination within the required time period and (ii) the distribution of the trust account, as described below, except that interest earned on the trust account can be released to pay our taxes payable and for dissolution expenses up to $100,000, as applicable. As of June 30, 2022, we had approximately $345.8 million in the trust account.

Our units began trading on December 18, 2020 on the NYSE under the symbol “GFX.U.” Commencing on February 8, 2021, the shares of Class A common stock and warrants comprising the units began separate trading on the NYSE under the symbols “GFX” and “GFX WS,” respectively. Those units not separated continue to trade on the NYSE under the symbol “GFX.U.”

The mailing address of our principal executive office is Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, DE 19711, and our telephone number is (970) 315-2644.

Potential Business Combination

We are currently in discussions with several targets to complete a business combination that would qualify as an initial business combination under our charter. In the event that we enter into a definitive agreement for a business combination prior to the special meeting, we will issue a press release and file a Form 8-K with the SEC announcing the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place. The special meeting in lieu of the 2022 annual meeting of stockholders will be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of our common stock at the close of business on [●], 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. Our warrants do not carry voting rights.

Votes Required. The affirmative vote of at least 65% of the outstanding shares of our common stock is required to approve the each of the Charter Amendment Proposal and the Trust Amendment Proposal. Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the two nominees who receive the highest number of “FOR” votes will be elected as directors. Each of the Auditor Ratification Proposal and the Adjournment Proposal must be approved by the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and, if a valid quorum is otherwise established, no effect on the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withhold votes (as applicable) will have the effect of a vote against the Charter Amendment Proposal and no effect on either the Director Proposal, Auditor Ratification Proposal, or the Adjournment Proposal

At the close of business on the record date, there were [●] outstanding shares of common stock, including [●] public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for [●], 2022, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal and the Trust Amendment Proposal or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal, and the Trust Amendment Proposal, Director Proposal, Auditor Ratification Proposal and the Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

We have retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $35,000, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement, the 2021 annual report and other material which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

We are proposing to amend our charter to extend the date by which we have to consummate a business combination from December 22, 2022 to the Extended Date.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to allow us more time to complete a business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to our charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

Our IPO prospectus and charter provide that we have until December 22, 2022 to consummate a business combination. The Board currently believes that there will not be sufficient time before December 22, 2022 to complete a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence beyond December 22, 2022, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond December 22, 2022 to the Extended Date.

We believe that the foregoing charter provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period, if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, the Extension is consistent with our charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before December 22, 2022, the trust account will be liquidated and distributed to the public stockholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. We will remain a reporting company under the Exchange Act and our units, Class A common stock and warrants will remain publicly traded. We will then continue to work to complete a business combination by the Extended Date. Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment Proposal and the Trust Amendment Proposal at any time without any further action by our stockholders.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved (or if such proposals are approved and the Extension is not implemented) and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. We will pay the costs of liquidation from our remaining assets held outside of the trust account, which we believe are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and our net asset value. We cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal and the Trust Amendment Proposal are approved; and the amount remaining in the trust account may be significantly reduced from the approximately $345.8 million that was in the trust account as of June 30, 2022.

Redemption Rights

If the Charter Amendment Proposal is approved, we will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment Proposal and the Trust Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment Proposal and the Trust Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal and the Trust Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and the Trust Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of [●], 2022, this would amount to approximately $10.00 per share. The closing price of our common stock on [●], 2022 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved or if such proposals are otherwise abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our Company and, therefore, our sponsor may not be able to satisfy those obligations. We have not asked our sponsor to reserve for such obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses).

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our common stock outstanding on the record date. If the Charter Amendment Proposal is not approved and we are unable to complete a business combination on or before December 22, 2022, we will be required by our charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account not previously released to us to pay our taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, our directors and executive officers and their affiliates beneficially owned and were entitled to vote [●] shares of common stock representing approximately [●]% of our issued and outstanding common stock.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that our executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by December 22, 2022 as contemplated by our IPO prospectus and in accordance with our charter, the 8,625,000 shares of common stock held by our officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 8,900,000 warrants that were acquired simultaneously with the IPO and over-allotment exercise by our sponsor for a purchase price of $8,900,000, which will expire. Such common stock and warrants had an aggregate market value of approximately $[●] based on the last sale price of our common stock and warrants of $[●] and $[●], respectively, on the NYSE on [●], 2022;

•

In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•

All rights specified in our charter relating to the right of officers and directors to be indemnified by the Company will continue after a business combination. If the business combination is not approved and the Company liquidates, it will not be able to perform its obligations to its officers and directors under those provisions;

•

None of our executive officers or directors has received any cash compensation for services rendered to us. All of the current members of our board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

•

Our sponsor has loaned to us up to an aggregate of $1,000,000, which was evidenced by an unsecured promissory note which is payable without interest upon consummation of a business combination. In the event that we do not complete an initial business combination, we may use a portion of the working capital held outside the trust account to repay such loaned amount but no proceeds from the trust account may be used for such repayment. Accordingly, we will most likely be unable to repay the loan if a business combination is not completed; and

•

Our officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of our initial business combination. However, if we fail to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, we will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although as of the record date, our officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future.

•

We have entered into an Administrative Services Agreement with Full Circle Capital Services Limited, an affiliate of our sponsor, pursuant to which we pay $10,000 per month for certain administrative, research, transaction and other support services. Upon the earlier of completion of a business combination or liquidation, we will cease paying these monthly fees. Accordingly, Full Circle Capital Services Limited may receive payments in excess of the 12 payments originally contemplated, if the Charter Amendment Proposal is approved.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, the Company and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a Delaware company incorporated on August 24, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 22, 2020, we consummated our IPO of 34,500,000 units, including the issuance of 4,500,000 units as a result of the underwriters’ full exercise of their over-allotment option, with each unit consisting of one share of Class A common stock and one-half of one redeemable warrant. Simultaneously with the consummation of our IPO, we consummated the private placement of 8,900,000 private placement warrants to our sponsor at a price of $1.00 per private placement warrant, generating total gross proceeds of $8,900,000. After giving effect to the exercise and close of the option, an aggregate of 34,500,000 units were issued in the IPO, with aggregate gross proceeds of $345,000,000.

Our IPO prospectus and charter provide that we have until December 22, 2022 to consummate a business combination. Our Board currently believes that there will not be sufficient time before December 22, 2022 to complete a business combination. The affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence beyond December 22, 2022, except in connection with, and effective upon consummation of, a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, we have determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond December 22, 2022 to the Extended Date.

We are not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least 65% of all then outstanding shares of common stock is required to effect an amendment to our charter that would extend our corporate existence beyond December 22, 2022, except in connection with, and effective upon consummation of, a business combination. Additionally, our charter requires that all public stockholders have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. We believe that these charter provisions were included to protect our stockholders from having to sustain their investments for an unreasonably long period, if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as we are also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under our charter. Accordingly, the Extension is consistent with our charter and IPO prospectus.

After careful consideration of all relevant factors, our Board determined that the Charter Amendment Proposal is fair to and in the best interests of the Company and its stockholders.

Recommendation of the Board

The Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 2 — THE TRUST AMENDMENT PROPOSAL

We are proposing to amend the Trust Agreement, in the form set forth as Annex B to this proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment. All stockholders are encouraged to read the proposed Trust Amendment in its entirety for a more complete description of its terms.

Reasons for the Proposal

The purpose of the Trust Amendment is to provide for the Extension to the Extended Date pursuant to the Charter Amendment. For the reasons discussed under “Proposal No. 1 — The Charter Amendment Proposal”, the Board currently believes that there will not be sufficient time before December 22, 2022 to consummate an initial business combination. Accordingly, the Board believes that, in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is advisable to extend the date that we have to consummate an initial business combination to the Extended Date.

The Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of the Board’s plan to extend the date that we have to complete an initial business combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Notwithstanding stockholder approval of the Charter Amendment Proposal and the Trust Amendment Proposal, the Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

After careful consideration of all relevant factors, the Board has determined that the Trust Amendment Proposal is advisable and unanimously recommends that you vote “FOR” such proposal.

If the Trust Amendment Proposal Is Not Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by December 22, 2022, as contemplated by the IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Our initial stockholders, officers and directors have agreed to waive their redemption rights in connection with the consummation of an initial business combination or the approval of certain amendments to our charter, including with respect to the Charter Amendment Proposal, and to waive their rights to liquidating distributions from the trust account with respect to the founder shares if we do not complete an initial business combination by December 22, 2022. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the public shares; however, such persons would be entitled to liquidating distributions from the trust account with respect to any public shares they hold.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Board determines to implement the Extension, we will file the Charter Amendment with the Secretary of State of the

State of Delaware and enter into the Trust Amendment with Continental Stock Transfer & Trust Company. We will remain a reporting company under the Exchange Act, and our units, Class A common stock and warrants will remain publicly traded. We will then continue to attempt to complete an initial business combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not consummate an initial business combination by the Extended Date, or if the Extension is not implemented and we do not consummate an initial business combination by December 22, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account (which interest shall be net of taxes payable, and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of all then outstanding shares of our common stock entitled to vote thereon at the special meeting. Abstentions, broker non-votes or failure to vote will have the effect of a vote against the Trust Amendment Proposal. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of [●] founder shares, representing [●] % of our issued and outstanding shares of common stock.

Our initial stockholders, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of the founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section of this proxy statement entitled “Proposal No. 1 — The Charter Amendment Proposal — Interests of Our Sponsor, Directors and Officers.”

You are not being asked to vote on an initial business combination at this time. If the Extension is implemented and you do not make the Election to redeem all of your public shares in connection with the Extension, you will retain the right to vote on an initial business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider such business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event an initial business combination is approved and completed or we have not consummated an initial business combination by the Extended Date.

Recommendation of the Board

The Board of Directors recommends that you vote “FOR” the Trust Amendment Proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

PROPOSAL NO. 3 — THE DIRECTOR PROPOSAL

At the special meeting, our stockholders are being asked to re-elect two directors to the Board to serve as the first class of directors.

Our Board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our special meeting in lieu of our 2022 annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Isabelle Amiel Azoulai and Mikael Breuer-Weil, will expire at the special meeting. The term of office of the second class of directors, consisting of Eli Muraidekh, Dominique D’Hinnin and I. Martin Pompadur, will expire at our second annual meeting of stockholders. The term of office of the third class of directors, consisting of Makram Azar, Scott Freidheim and Xavier Rolet, KBE, will expire at our third annual meeting of stockholders.

As the special meeting is in lieu of the Company’s 2022 annual meeting (being the Company’s first annual meeting since its IPO), the terms of the current Class I directors, Isabelle Amiel Azoulai and Mikael Breuer-Weil, will expire at the special meeting. However, the Board has nominated each of such individuals for re-appointment as Class I directors, to hold office until the second annual meeting of stockholders following this special meeting, or until his or her successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect each of Isabelle Amiel Azoulai and Mikael Breuer-Weil unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.

For a biography of Isabelle Amiel Azoulai and Mikael Breuer-Weil, please see the section entitled “Management.”

Required Vote

Approval of the re-election of each of the directors in the Director Proposal requires a plurality of the votes cast by the stockholders present in person or represented by proxy at the special meeting. This means that the two nominees who receive the highest number of “FOR” votes will be elected as directors, even if those nominees do not receive a majority of the votes cast. You may vote “FOR” or “WITHHOLD” your vote for all, or any, of the nominees. Withhold votes and broker non-votes will have no effect on the outcome of the election of directors in the Director Proposal.

All of our directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of re-election of each of the directors in the Director Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominees named above.

PROPOSAL NO. 4 — RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, our Audit Committee intends to reconsider the selection of Marcum LLP as the company’s independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2021 and for the period from August 24, 2020 (inception) through December 31, 2020. Representatives of Marcum LLP have been invited to but are not expected to be present at the special meeting.

The aggregate fees billed to our Company by Marcum LLP for the year ended December 31, 2021 and for the period from August 24, 2020 (inception) through December 31, 2020 are set forth below:

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum LLP in connection with regulatory filings. The aggregate fees billed by Marcum LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Form 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2021 and for the period from August 24, 2020 (inception) through December 31, 2020 totaled $103,661 and $76,125, respectively. These amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum LLP for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021 and for the period from August 24, 2020 (inception) through December 31, 2020.

Tax Fees. We engaged Marcum LLP for tax compliance services totaling $6,500 and $0 for the year ended December 31, 2021 and for the period from August 24, 2020 (inception) through December 31, 2020, respectively.

All Other Fees. We did not pay Marcum LLP for other services during the period from August 24, 2020 (inception) through December 31, 2020.

Pre-Approval Policy

Our Audit Committee was formed in connection with the effectiveness of our registration statement for our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all audit services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Required Vote

Approval of the Auditor Ratification Proposal requires the affirmative vote of at least a majority of the votes cast by the stockholders present in person or represented by proxy at the special meeting. Abstentions and broker non-votes will have no effect on the outcome of the Auditor Ratification Proposal.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Auditor Ratification Proposal.

Recommendation

The Board recommends that you vote “FOR” the ratification of the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Adjournment Proposal is not approved by our stockholders, the chairman of the special meeting will not exercise his or her ability to adjourn the special meeting to a later date (which he or she would otherwise have under the charter) in the event, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more of the other proposals set forth in this proxy statement or the Board determines before the special meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

Required Vote

The Adjournment Proposal, if presented, must be approved by the affirmative vote of at least a majority of the shares of our common stock entitled to vote thereon and voted in person (by virtual attendance) or by proxy at the special meeting.

All of our initial stockholders, officers, directors and their affiliates are expected to vote any shares of our common stock over which they have voting control (including any public shares owned by them) in favor of the Adjournment Proposal. On the record date, our initial stockholders, officers, directors and their affiliates collectively beneficially owned and were entitled to vote an aggregate of 7,187,500 founder shares, representing 20% of our issued and outstanding shares of common stock.

Recommendation

The Board of Directors recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are as follows:

Name	Age	Position
Makram Azar	55	Chief Executive Officer and Director
Scott J. Freidheim	56	Chairman of the Board of Directors
Eli Muraidekh	54	Chief Financial Officer and Director
Xavier Rolet, KBE	62	Independent Director
Dominique D’Hinnin	62	Independent Director
I. Martin Pompadur	86	Independent Director
Isabelle Amiel Azoulai	46	Independent Director
Mikael Breuer-Weil	57	Independent Director

Makram Azar has served as our Chief Executive Officer and as a member of our Board since our inception. Mr. Azar is Chief Executive Officer and director of Full Circle Capital Limited, a private investment and advisory group, which he founded in January 2019. Since May 2019, Mr. Azar has also served as Chief Executive Officer and director of Full Circle Capital, a wholly-owned subsidiary of Full Circle Capital Limited. Previously, from 2010 to January 2019, he was at Barclays Bank PLC, where among other roles, he served as Chairman of Banking EMEA and Chairman of Barclays Bank PLC, MENA. Since January 2019, he has continued his relationship with Barclays Bank PLC, serving as Senior Advisor. Before this, Mr. Azar served as Managing Director and Head of MENA at KKR from 2008 to 2010. Prior to joining KKR, Mr. Azar had spent 18 years at Lehman Brothers, latterly as Global Head of Sovereign Wealth Funds and Chairman of Media Investment Banking EMEA. Previously he led the Media, Consumer & Retail Investment Banking businesses of Lehman Brothers in EMEA. Mr. Azar has completed a very large number of M&A, equity capital markets, debt capital markets and private equity deals with an aggregate value in excess of $350 billion, across a broad spectrum of geographies and industries, including telecoms, media, technology, consumer, sustainable energy, retail, hospitality, financial services, industrials and real estate. His clients have included some of the largest institutional investors, multinational corporations, sovereign wealth funds and governments. Mr. Azar holds a BA in Applied Economics from the University Paris-IX Dauphine and a Master’s degree in Management and Finance from École des Hautes Études Commerciales (HEC) in Paris.

Scott J. Freidheim has served as Chairman of our Board since our inception. Since October 2016, Mr. Freidheim has served as Founder and Managing Partner of Freidheim Capital LLC, an investment family office. Previously, Mr. Freidheim served as Co-Chairman of the board of ettain group, a talent solutions company based in Charlotte, North Carolina, and Chief Executive Officer and director of CDI Corp., a publicly traded staffing and engineering company. Mr. Freidheim has served on senior leadership teams across multiple industries including financial services, mass merchandising, brand management and private equity. From 2011 to 2014, he served as Chief Executive Officer of Investcorp International, an alternative investment firm in London. From 2010 to 2011, he served as Executive Vice President and President of Kenmore Craftsman & Diehard for Sears Holdings Corporation (“Sears”). Prior to that, from 2009 to 2010, he served as Executive Vice President, Operating & Support Businesses at Sears. From 1991 to 2008, Mr. Freidheim served in several roles at Lehman Brothers, the most recent of which was Chief Administrative Officer and Executive Vice President. In addition, he currently serves, or has served, on several boards, including N+W Global Vending (Milan, Italy), Icopal (Herlev, Denmark), GL Education (London, England) and Lands’ End (Dodgeville, WI, USA). Mr. Freidheim currently serves, or has served, on a number of not-for-profit boards. In 2005, he was named a Young Global Leader by the World Economic Forum and was a member of the WEF’s inaugural Global Agenda Council. Mr. Freidheim holds a BA from Northwestern University and a Master’s degree in Management with concentration in Finance from Northwestern’s Kellogg School of Management.

Eli Muraidekh has served as our Chief Financial Officer and as a member of our Board since our inception. Since 2014, Mr. Muraidekh has served as the Founder, Chief Executive Officer and Chief Investment Officer, and as a director, of Telamon Capital LLP. Prior to this, from 2009 to 2014, Mr. Muraidekh served as Executive Board Director, Investment Committee Member and Investment Director at Windmill Hill Asset Management, a financial services company. While there, Mr. Muraidekh managed the assets of the philanthropic foundations of Lord Jacob Rothschild totaling over $2.0 billion. He invested across multiple asset classes globally, ranking the endowment in the top five percentile of over 400 endowments tracked by Cambridge Associates. Previously, Mr. Muraidekh was Executive Director of the Value Recovery Fund at Blue Bay Asset Management. Prior to that, Mr. Muraidekh was Co-Founder of Elwin Capital Partners and Executive Director at Goldman Sachs. Mr. Muraidekh has also worked at McKinsey in London and Morgan Stanley in New York. Mr. Muraidekh holds a BA in Economics summa cum laude from Yale University, where he graduated first in his class, and an MBA with distinction from the Harvard Business School.

Xavier Rolet, KBE has served on our Board as an independent director since the closing of our IPO. From January 2019 to January 2020, Mr. Rolet served as Chief Executive Officer of CQS, a global hedge fund. Previously, from 2009 to 2018, Mr. Rolet was the Chief Executive Officer of the London Stock Exchange (“LSE”). Mr. Rolet was named as one of the 100 Best CEOs in the World in the 2017 Harvard Business Review. In his decade at the helm of the LSE, the LSE’s market valuation rose from £800 million to more than £15 billion. He is currently the Chairman and Chief Executive Officer of World Quantum Growth Acquisition Corp., a member of the Board of Overseers of Columbia Business School, a member of the Board of Directors of the Saudi Stock Exchange (Tadawul), an External Director – Portfolio Companies of the Public Investment Fund (PIF), an Expert Adviser to the Shanghai Institute of Finance for the Real Economy (SIFRE), a Member of the Senior Advisory Board at Towerbrook Capital Partners LP, and a Founder and Director of a number of other privately held companies. He has held various senior positions in the financial services industry throughout his career, including Chief Executive Officer of Banque Lehman Brothers in Paris; co-head of Global Equity & Derivatives Trading at Lehman Brothers New York; Global Head of Risk and Trading at Dresdner Kleinwort Wasserstein; Vice-President, International Equity Risk Arbitrage at Goldman Sachs New York; and co-Head of European Equities Sales and Trading at Goldman Sachs International Ltd. in London. Mr. Rolet holds an MSc in management science and finance from the KEDGE Business School, an MBA from Columbia Business School and a post-graduate degree from Paris-based IHEDN (Institute of Advanced Studies in National Defense).

Dominique D’Hinnin has served on our Board as an independent director since the closing of our IPO. Since 2017, Mr. D’Hinnin has been chairman of the board of EUTELSAT Communications, a French satellite service company. From 2009 to 2016, Mr. D’Hinnin served as Co-Managing Partner of Lagardère Group. Previously, he was Chief Financial Officer of Lagardère Group, Executive Vice President of Grolier Inc., and Chief Financial Officer of the publisher Hachette Livre, following his active role in the financial and legal restructuring of the Lagardère Group where he oversaw the merger of Matra with Hachette. Mr. D’Hinnin is also a board member of EDENRED, a French corporate services company, Technicolor, a French technology company, and Louis Delhaize SA, a Belgium private retail group. Mr. D’Hinnin was formerly a board member of PRISA, the world’s Spanish and Portuguese media group, and EADS-Airbus, the Deputy Chairman of the Supervisory Board of Canal+ France, Vice Chairman at Atari, and he sat on the Strategic Council at PricewaterhouseCoopers France. Mr. D’Hinnin has also held board positions at Marie Claire Album, Holding Evelyne Prouvost, Editions Amaury, and Le Monde. Mr. D’Hinnin received his undergraduate degree from École Normale Supérieure (in classical culture) and a graduate degree from Ecole Nationale d’Administration.

I. Martin Pompadur has served on our Board as an independent director since the closing of our IPO. Mr. Pompadur is currently an investor and advisor to various companies, and a board member of Nexstar Media Group, Inc., Chicken Soup for the Soul Entertainment, Inc., and Troika Media Group all of which are publicly traded companies. Previously, from 2009 to 2016, he served as Global Vice Chairman, Media and Entertainment at Macquarie Capital, an investment bank and financial services company. From June 1998 to November 2008, Mr. Pompadur held several positions at News Corporation, a multinational mass media corporation, including Executive Vice President of News Corporation, President of News Corporation Eastern and Central Europe and a

member of News Corporation’s Executive Management Committee. In January 2000, Mr. Pompadur was appointed Chairman of News Corporation Europe. In 1985, as advisor to News Corporation, Mr. Pompadur helped acquire for News Corporation the Metromedia television station group and wrote the business plan for the start-up of the Fox Television Network. From 1982 to April 2007, Mr. Pompadur was Chairman and Chief Executive Officer of RP Media Management which operated 12 television stations, 25 radio stations and numerous cable television systems totaling 500,000 subscribers. From 1977 to 1982, Mr. Pompadur served as President of Ziff Corporation, then a holding company for Ziff-Davis Publishing Company. Prior to that, from 1960 to 1977, Mr. Pompadur worked at ABC, Inc. where he held several positions, including General Manager of the Television Network, Vice President of the Broadcast Division, President of the Leisure Activities Group and Vice President of ABC, Inc. Mr. Pompadur was also previously a Managing General Partner at Northeastern Television Investors LP and was Chairman and Chief Executive Officer of GP Station Partners and of Multivision Cable TV. Mr. Pompadur previously served as a director of IMAX Corporation and Truli Media Group, Inc., both publicly traded companies, and as a director of ABC. Inc, BSkyB, Sky Italia, Premier World, Fox Kids Europe, Metromedia International and Elong. Mr. Pompadur holds a BA from Williams College and a law degree from the University of Michigan Law School.

Isabelle Amiel Azoulai has served on our Board as an independent director since the closing of our IPO. Ms. Azoulai is Founder and Managing Partner of Sienna Venture Capital. Previously, she was Co-Founder and Managing Partner at La Maison SA, a private equity and venture capital investment group formed in 2014, where she led more than 50 direct technology-focused investments in Israel, the United States, Europe and China. Ms. Azoulai also serves as the personal advisor to several ultra-high net worth European entrepreneurs. From 2014 to 2019, Ms. Azoulai was also a Senior Banker and Partner at Banque Leonardo, SA, a banking company. Ms. Azoulai was formerly an investment partner at Credit Suisse, where she managed the Ultra High Net Worth Individuals department. Prior to that, she managed the investment consulting department of Credit Suisse Private Banking in Paris. Ms. Azoulai is a founding member of the benefit committee of Institut Imagine, the French institute for genetic diseases. Ms. Azoulai holds a Master’s degree in Business from Lincoln International Business School. We believe that Ms. Azoulai is well qualified to serve as a director due to her substantial investment experience in growth technology companies in multiple geographic locations.

Mikael Breuer-Weil has served on our Board as an independent director since the closing of our IPO. Mr. Breuer-Weil co-founded Marylebone Partners LLP, an investment management boutique, in September 2013 and served as founding partner and Chief Investment Officer until March 2020, when he stepped down from his executive roles. Previously, from 1994 to 2012, he was the Principal Investment Adviser to philanthropic and family foundations connected to Lord Jacob Rothschild, and in 2007 became Investment Director for RIT Capital Partners plc, an investment trust with a current market value of approximately £2.8 billion. Additionally, he has held various non-executive and investment advisory roles and he remains an adviser to a number of charitable and family organizations. Mr. Breuer-Weil started his career at Mercury Asset Management in 1986 and worked as a fund manager including a period of secondment with Odyssey Partners LLP in New York. Mr. Breuer-Weil graduated from the London School of Economics with a degree in law. We believe that Mr. Breuer-Weil is well qualified to serve as a director due to his wealth of experience in investment management.

Number and Terms of Office of Officers and Directors

Our Board consists of eight members. Our Board is divided into three classes, with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Isabelle Amiel Azoulai and Mikael Breuer-Weil, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Eli Muraidekh, Dominique D’Hinnin and I. Martin Pompadur, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Makram Azar, Scott Freidheim and Xavier Rolet, KBE, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws will provide that our officers may consist of one or more Chairmen of Board, one or more Chief Executive Officers, a President, a Chief Financial Officer, Chief Investment Officer, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the Board.

Strategic Advisory Group

Our strategic advisory group consists of individuals who have complementary sourcing and operational expertise in our sectors of focus. Specifically, they have experience in:

•	operating companies, devising and implementing strategies and identifying, monitoring and recruiting world-class talent;

•	developing and growing companies organically by expanding their product range and geographic footprint;

•	acquiring companies, leading transformational transactions or corporate restructurings and managing corporate integration with success;

•	investing in equity and fixed income assets in both public and private markets across various sectors, jurisdictions and economic cycles; and

•	developing and maintaining extensive relationships with owners and operators of companies, as well as with a wide range of financial and legal advisers.

Our strategic advisory group currently includes:

•

Francois Barrault, Chairman & Founder, FDB Partners; formerly CEO, BT Global Services; President, BT International; President & CEO, Lucent EMEA; CEO, Lucent Mobile International; Founder, DigiWorld Summit;

•	Joseph Berardino, Managing Director, Alvarez & Marsal; formerly Partner, Arthur Andersen; CEO, Andersen

•	Matthew Bronfman, Chairman & CEO, BHB Holdings; Chairman, Lincoln Avenue Capital; formerly Chairman, Bronfman Rothschild; Partner, ACI Capital;

•

David Gardner, OBE, Co-founder and General Partner of London Venture Partners; formerly CEO of Atari; Executive Vice President of Electronic Arts; Board of Directors of Embracer Group and Double Loop Games;

•

Arjun Gupta, founder and managing partner of TeleSoft Partners; Chairman, Nexant Inc.; Chairman, Calient Technologies Inc.; Board of Directors of Larsen & Toubro Infotech Ltd; Board of Directors of L&T Technology Services Limited;

•	Travis Katz, CEO, BrightDrop; formerly Entrepreneur-in-Residence, Redpoint Ventures; Vice President of Products, Skyscanner; Co-Founder & CEO, Trip.com; Co-Founder, Fox Interactive Media;

•

Gerrit Meier, CEO, foodspring; formerly Global CEO, Red Bull Media Network; Managing Director, Red Bull Media House; President, International WWE; Global General Manager for Distribution and Partnerships, Spotify; COO, iHeartMedia’s Digital Division;

•	Tom Mockridge, former CEO, Virgin Media; Deputy Chairman, BSkyB; CEO, News Corp UK & Ireland; CEO, European TV News Corp; CEO, Sky Italia; Chairman, Star TV;

•	Lionel de Saint-Exupéry, Executive Board Member and Chairman of the Strategic Committee, China Development Financial Holdings; CEO & Chairman, Investment Committee of CDIB Capital; and

•

Kenneth I. Tuchman, former Vice-Chairman, Bank of Montreal; Vice-Chairman, Bank of America Merrill Lynch; Co-Head Global M&A, Lehman Brothers; Chairman, Global Americas, Dresdner Kleinwort Wasserstein.

We may add additional members to the strategic advisory group from time to time. Unlike our management team, members of our strategic advisory group are not responsible for managing our day-to-day affairs and have no authority to engage in substantive discussions with business combination targets on our behalf. Members of our strategic advisory group are not paid, but may be reimbursed for any out-of-pocket expenses incurred by them, in connection with the search for business combination targets before or after the consummation of our initial business combination. We have not currently entered into any formal arrangements or agreements with the members of our strategic advisory group to provide services to us and they have no fiduciary obligations to present business opportunities to us.

To align the incentives of members of the strategic advisory group with our stockholders, a majority of the members of the strategic advisory group have invested in our sponsor and are eligible to share in a portion of the appreciation in founder shares and private placement warrants, provided that we successfully complete a business combination.

Committees of the Board of Directors

Our Board has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which is composed solely of independent directors. Each committee operates under a charter that has been approved by our Board and has the composition and responsibilities described below. The charter of each committee is available to view at our website, www.goldenfalconcorp.com, under the Governance Documents section.

Audit Committee

The members of our Audit Committee are Messrs. Breuer-Weil and Pompadur and Ms. Amiel Azoulai. Mr. Breuer-Weil serves as chair of the Audit Committee. Each member of the Audit Committee is financially literate and our Board has determined that Mr. Breuer-Weil qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an Audit Committee charter, which details the purpose and principal functions of the Audit Committee, including:

•	the appointment, compensation, retention and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•	overseeing the integrity of our financial statements and our compliance with legal and regulatory requirements,

•	overseeing the independent auditors’ qualifications and independence and the performance of the internal audit function and independent auditors;

•	assisting with oversight of the design and implementation of the internal audit function;

•	reviewing and approving the annual audit plan for the Company;

•	discussing earnings press releases and financial information provided to analysts and rating agencies;

•	discussing with management our policies and practices with respect to risk assessment and risk management;

•	reviewing any audit problems or difficulties and management’s response with the independent auditors;

•	meeting periodically with each of management, internal auditors and the independent auditors;

•

pre-approving all audit and permitted non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, including the fees and terms of the services to be performed;

•	reviewing and discussing our annual audited financial statements and quarterly financial statements with management and the independent auditor;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•

establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•	evaluating, on an annual basis, the audit committee’s performance and reporting regularly to the board of directors.

Compensation Committee

The members of our Compensation Committee are Messrs. Pompadur and Rolet. Mr. Rolet serves as chair of the Compensation Committee.

We have adopted a Compensation Committee charter, which details the purpose and responsibilities of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and, either as a committee or together with the other independent directors (as directed by the board), determining and approving the compensation level (if any) of our Chief Executive Officer based on such evaluation;

•	setting salaries and approving incentive compensation awards and equity compensation plan awards for all Section 16 officers as designated by the Board;

•	reviewing on an annual basis our executive compensation policies and plans;

•	implementing and administering our incentive compensation plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	if required, producing a report on executive compensation to be included in our annual proxy statement;

•	reviewing, evaluating and recommending changes, if appropriate, to the compensation for directors; and

•	evaluating, on an annual basis, the Compensation Committee’s performance.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. D’Hinnin and Rolet and Ms. Amiel Azoulai. Mr. D’Hinnin serves as chair of the Nominating and Corporate Governance Committee.

We have adopted a Nominating and Corporate Governance Committee charter, which details the purpose and responsibilities of the Nominating and Corporate Governance Committee, including:

•	identifying individuals qualified to become members of the Board;

•	recruiting, reviewing and making recommendations to the Board regarding nominees for election or to fill vacancies on the Board;

•	developing the criteria and qualifications for membership on the Board;

•	reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates;

•	reviewing the independence of each director and making a recommendation to the Board with respect to each director’s independence;

•	developing and recommending to the Board the corporate governance guidelines applicable to us and reviewing our corporate governance guidelines at least annually;

•	making recommendations to the Board with respect to the membership of the Audit, Compensation and Nominating and Corporate Governance Committees;

•

overseeing the evaluation of the performance of the Board and its committees and management, on a continuing basis, including an annual self-evaluation of the performance of the Nominating and Corporate Governance Committee;

•	reviewing our overall corporate governance and reporting to the Board on its findings and any recommendations; and

•	monitoring and making recommendations regarding committee functions, contributions, and composition.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating and Corporate Governance Committee charter, generally provide that persons to be nominated:

•	should have demonstrated notable or significant achievements in business, education or public service;

•

should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating and Corporate Governance Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board members. The Nominating and Corporate Governance Committee will not distinguish among nominees recommended by stockholders and other persons.

Code of Ethics, Corporate Governance Guidelines and Committee Charters

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to our directors, officers and employees in accordance with applicable federal securities laws. We have filed a copy of our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter as exhibits to our registration statement for our initial public offering. You may also review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Our board of directors has also adopted Corporate Governance Guidelines in accordance with the corporate governance rules of the NYSE that serve as a flexible framework within which our board of directors and its committees operate. Copies of our Corporate Governance Guidelines, our Code of Ethics, our Audit Committee Charter, our Compensation Committee Charter and our Nominating and Corporate Governance Committee Charter are available on our corporate website, under the Governance Documents section. The information contained on or accessible through our corporate website or any other website that we may maintain is not incorporated by reference into this report.

Executive Compensation

None of our officers, directors or members of our strategic advisory group has received any cash compensation for services rendered to us. We pay an affiliate of our Sponsor for administrative, research, transaction and other support services provided to us in the amount of up to $10,000 per month until the earlier of completion of a business combination or liquidation. No compensation of any kind, including finder’s and consulting fees, will be paid by us to our initial stockholders, officers, directors or members of our strategic advisory group, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination, except that at the closing of our initial business combination, we may pay a customary financial consulting fee to our initial stockholders, officers, directors, members of our strategic advisory group or their affiliates which will not be made from the proceeds of our IPO held in the trust account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources in order to assess, negotiate and consummate an initial business combination. The amount of any such financial consulting fee we pay will be based upon the prevailing market for similar services for comparable transactions at such time, and will be subject to the review of our Audit Committee pursuant to the Audit Committee’s policies and procedures relating to transactions that may present conflicts of interest. We would disclose any such fee in the proxy or tender offer materials used in connection with a proposed business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee reviews on a quarterly basis all payments that were made by us to our initial stockholders, officers or directors, or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the consummation of our initial business combination should be a determining factor in our decision to proceed with any potential business combination.

Compensation Committee Interlocks and Insider Participation

None.

Report of the Audit Committee*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by the Audit Committee:

Mikael Breuer-Weil

Isabelle Amiel Azoulai

I. Martin Pompadur

* The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of [●], 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

•	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock(3)
Golden Falcon Sponsor Group, LLC(4)	8,445,000	19.6%
Makram Azar(4)	8,445,000	19.6%
Scott J. Freidheim(4)	8,445,000	19.6%
Eli Muraidekh	—	—
Xavier Rolet, KBE	36,000	*
Dominique D’Hinnin	36,000	*
I. Martin Pompadur	36,000	*
Isabelle Amiel Azoulai	36,000	*
Mikael Breuer-Weil	36,000	*
All executive officers and directors as a group (8 individuals)	8,625,000	20.0%

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(5)	Approximate Percentage of Outstanding Class A Common Stock(6)
Aristeia Capital, L.L.C.(7)	1,750,000	5.1%
Senator Investment Group LP(8)	2,000,000	5.8%
Saba Capital Management, L.P.(9)	1,997,458	5.8%

*	Less than one percent.

1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, Delaware 19711.

2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Shares of Class B common stock are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

3)	Based on 43,125,000 shares of common stock outstanding at [●], 2022, of which 34,500,000 were Class A common stock and 8,625,000 were Class B common stock.

4)

Our Sponsor is the record holder of such shares. The Sponsor is managed by Messrs. Azar and Freidheim. Accordingly, Messrs. Azar and Freidheim share voting and dispositive power over the shares held by the Sponsor and may be deemed to beneficially own such shares. Each of Messrs. Azar and Freidheim disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

5)	Interests shown consist solely of Class A common stock.

6)	Based on 34,500,000 shares of Class A common stock outstanding at [●], 2022.

7)

According to a Schedule 13G/A filed with the SEC on February 14, 2022 by Aristeia Capital, L.L.C., which serves as the investment manager of, and has sole voting and dispositive power with respect to these shares held by one or more private investment funds. The business address of this stockholder is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

8)

According to a Schedule 13G filed with the SEC on January 4, 2021 by Senator Investment Group LP (“Senator Investment Group”), which serves as the investment manager to various investment funds (collectively, the “Funds”), and as such, has investment discretion with respect to the Funds. Douglas Silverman has control of a Delaware limited liability company that may be deemed to control Senator Investment Group. Senator Investment Group and Mr. Silverman share voting and dispositive power with respect to the shares. The business address of this stockholder is 510 Madison Avenue, 28th Floor, New York, NY 10022.

9)

According to a Schedule 13G filed with the SEC on April 8, 2022 by Saba Capital Management, L.P., a Delaware limited partnership, Saba Capital Management GP, LLC, a Delaware limited liability company, and Mr. Boaz R. Weinstein. Each of the foregoing persons entered into a Joint Filing Agreement, dated April 8, 2022. Each of the foregoing persons shares voting and dispositive powers with respect to the shares. The business address of these stockholders is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

In September 2020, we issued 7,187,500 founder shares to our sponsor in exchange for a capital contribution of $25,000. In November 2020, our sponsor transferred an aggregate of 150,000 founder shares to our independent directors. On December 17, 2020, we effected a dividend and, as a result, our sponsor currently holds 8,445,000 founder shares and each of our five independent directors currently holds 36,000 founder shares, such that our initial stockholders own an aggregate of 8,625,000 founder shares. The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Simultaneously with the consummation of our IPO and the full over-allotment option, we consummated the private placement of an aggregate of 8,900,000 private placement warrants for a purchase price of $1.00 per warrant, generating total proceeds of $8,900,000. Each private placement warrant entitles the holder to purchase one share of our Class A common stock at $11.50 per share, subject to adjustment as provided herein. The private placement warrants (and the Class A common stock issuable upon exercise of such warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. There will be no redemption rights or liquidating distributions with respect to our founder shares or warrants, which will expire worthless if we fail to complete our business combination by December 22, 2022 or by the Extended Date, if approved by our stockholders.

Commencing on December 18, 2020, we reimburse Full Circle Capital Services Limited, an affiliate of our sponsor, for certain administrative, research, transaction and other support services provided to us in the total amount of up to $10,000 per month, through December 22, 2022, or the Extended Date if approved by our stockholders, or the earlier of completion of our initial business combination and our liquidation.

No compensation of any kind, including finder’s and consulting fees, will be paid by us to our initial stockholders, officers, directors and members of our strategic advisory group, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination, except that at the closing of our initial business combination, we may pay any of such individuals or entities a customary financial consulting fee, which will not be made from the proceeds of our IPO held in the trust account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources in order to assess, negotiate and consummate an initial business combination.

The amount of any such financial consulting fee we pay will be based upon the prevailing market for similar services for comparable transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest. We would disclose any such fee in the proxy or tender offer materials used in connection with a proposed business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee reviews on a quarterly basis all payments that were made by us to our initial stockholders, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor lent us an aggregate of $177,225 in connection with the expenses of our IPO, pursuant to the terms of an unsecured promissory note, which was subsequently repaid on December 23, 2020 and December 28, 2020.

In addition, in order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our sponsor, officers, directors or their affiliates may, but are not obligated to, loan us funds on a non-interest basis as may be required. If we complete our initial business combination, we may repay such lent amounts out of the proceeds of the trust account released to us. Otherwise, such loans would be repaid only out of funds held outside the trust account. In the event that our initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such lent amounts but no proceeds from our trust account would be used to repay such lent amounts. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants. Except for the Convertible Note described below, the terms of such loans have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our sponsor, officers, directors or their affiliates as we do not believe third parties will be willing to lend such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

On September 13, 2021, our sponsor agreed to lend us an aggregate of up to $1,000,000 for working capital purposes pursuant to a convertible promissory note (the “Convertible Note”). The Convertible Note is non-interest bearing and payable upon consummation of our initial business combination. At our sponsor’s discretion, the Convertible Note may be converted into warrants of the post-business combination entity at a price of $1.00 per warrant. The warrants would be identical to the private placement warrants. As of June 30, 2022, we had drawn an aggregate of $620,111 under the Convertible Note.

After our initial business combination, members of our management team who remain with us, if any, may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into indemnification agreements with each of our officers and directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

We entered into a registration rights agreement with respect to the founder shares, private placement warrants, and warrants that may be issued upon conversion of working capital loans (and their respective component securities) and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the founder shares.

Related Party Policy

Following our IPO, we adopted a written Related Party Transactions Policy that requires all future related party transactions to be reviewed by our audit committee in accordance with the procedures set forth in such policy. Related party transactions are defined as transactions in which (i) the company was or is to be a participant; (ii) the amount involved exceeds $120,000; and (iii) a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director, executive officers or any person who has served in any of such roles since the beginning of the most recent fiscal year, even if he or she does not currently serve in that role; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; and (iii) any immediate family member of any of the foregoing. In reviewing related party transactions, the Audit Committee considers, among other factors, whether the terms of the related party transaction are fair to the company and on the same basis as would apply if the transaction did not involve a related party. Any member of the Audit Committee who has an interest in the transaction under discussion will abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related party transaction.

The transactions discussed above that occurred prior to our initial public offering were not reviewed, approved or ratified in accordance with our Related Party Transactions Policy.

We have adopted our Code of Ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board of directors) or as disclosed in our public filings with the SEC. Under our Code of Ethics, conflict of interest situations will include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.

In light of the involvement of our initial stockholders, officers and directors with other entities, we may decide to acquire one or more businesses or entities affiliated with them or otherwise acquire a business that later becomes affiliated with them or otherwise carry out non-arm’s length transactions with any of such parties. To minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our initial stockholders, officers or directors unless we, or a committee of independent directors, obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that our initial business combination is fair to us from a financial point of view.

Director Independence

The rules of the NYSE require that a majority of our Board be independent within one year of our IPO. An “independent director” is defined generally as a person that, in the opinion of the company’s Board, has no material relationship with the listed company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the company). We have five independent directors as defined in the NYSE rules and applicable SEC rules prior to completion of our initial public offering. Our board of directors has determined that each of Messrs. Breuer-Weil, D’Hinnin, Pompadur and Rolet and Ms. Amiel Azoulai is an independent director under applicable SEC and NYSE rules.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Alternatively, if the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by December 22, 2022, there will be no annual meeting of stockholders in 2023.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, our proxy solicitor, at 333 Ludlow Street, 5th Floor, South Tower, Stamford CT, 06902, telephone number: (800) 662-5200, email: GFX.info@investor.morrowsodali.com; or

•	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Golden Falcon Acquisition Corp., 850 Library Avenue, Suite 204, Newark, DE 19711, Attention: Makram Azar, Chief Executive Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [●], 2022.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GOLDEN FALCON ACQUISITION CORP.

[●], 2022

Golden Falcon Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Golden Falcon Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 24, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on December 16, 2020;

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Sections 9.1(b), 9.2(a), 9.2(d), 9.2(e), 9.2(f) and 9.7 are hereby amended and restated to read in full as follows:

9.1(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2020, as amended (the “Registration Statement”), was deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest income (if any) to pay the Corporation’s taxes, if any, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination by June 22, 2023 or such earlier date as determined by the Board (the “Termination Date”), subject to applicable law, and (iii) the redemption of Offering Shares in connection with a stockholder vote to approve an amendment to this Amended and Restated Certificate that (A) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the initial Business Combination or certain amendments to the Amended and Restated Certificate or to redeem 100% of the Offering Shares if the Corporation has not completed an initial Business Combination by the Termination Date or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Golden Falcon Sponsor Group, LLC (the “Sponsor”) or the officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

9.2(d) In the event that the Corporation has not completed an initial Business Combination by the Termination Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter subject to lawfully available funds therefor, redeem the Offering Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Corporation to pay its taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

9.2(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

9.2(f) [RESERVED].

9.7 If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of the Offering Shares if the Corporation does not complete an initial Business Combination by the Termination Date or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of the then outstanding Offering Shares.

IN WITNESS WHEREOF, Golden Falcon Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

GOLDEN FALCON ACQUISITION CORP.

By:
Name: Makram Azar
Title: Chief Executive Officer

ANNEX B

PROPOSED AMENDMENT TO

INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made effective as of [•], 2022, by and between Golden Falcon Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited purpose trust company (the “Trustee”), and amends that certain Investment Management Trust Agreement, effective as of December 17, 2020 (the “Trust Agreement”), by and between the parties hereto. Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Trust Agreement.

WHEREAS, a total of $345,000,000 of the gross proceeds of the IPO and sale of private placement warrants was placed in the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement provides that the Trustee is to commence liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its tax obligations (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, if applicable), only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter in a form substantially similar to that attached to the Trust Agreement as Exhibit B or Exhibit C, as applicable, or (y) upon the date which is the later of (i) 24 months after the closing of the IPO and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation (the “Charter”) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached to the Trust Agreement as Exhibit C and the Property in the Trust Account shall be distributed to the Public Stockholders of record as of such date;

WHEREAS, Section 7(d) of the Trust Agreement provides that Section 1(i) may not be modified, amended or deleted without the affirmative vote of sixty five percent (65%) or more of the then issued and outstanding shares of Common Stock and shares of the Company’s Class B common stock, par value $0.0001 per share, of the Company, voting together as a single class (the “Consent of the Stockholders”);

WHEREAS, at a special meeting of stockholders held on or prior to the date hereof (the “Special Meeting”), the Company obtained the Consent of the Stockholders to approve this Amendment;

WHEREAS, at the Special Meeting, the stockholders of the Company also voted to approve an amendment to the Charter in accordance with the terms of the Charter (as amended and as may be further amended from time to time, the “Amended Charter”); and

WHEREAS, each of the Company and Trustee desires to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to the Trust Agreement.

(a)    Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit B or Exhibit C, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Corporate Secretary or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its tax obligations (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, if applicable), only as directed in the Termination Letter and the other documents referred to therein; or (y) the Termination Date (as defined in the Company’s Charter, as amended) if a Termination Letter has not been received by the Trustee prior to such date, in which case, the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit C hereto and the Property in the Trust Account, including interest not previously released to the Company to pay its tax obligations (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses, if applicable), shall be distributed to the Public Stockholders of record as of such date (excluding up to $100,000 of interest which may be used for dissolution expenses); provided further, that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable;

(b)    Exhibit B of the Trust Agreement is hereby amended and restated in its entirety as set forth in Exhibit B to this Amendment.

2.	References.

(a)    All references to the “Trust Agreement” (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) in the Trust Agreement shall refer to the Trust Agreement as amended by this Amendment. Notwithstanding the foregoing, references to the effective date of the Trust Agreement (as amended hereby) and terms of similar import shall in all instances continue to refer to December 17, 2021.

(b)    All references to the “amended and restated certificate of incorporation” in the Trust Agreement and terms of similar import shall mean the Amended Charter.

3.	Miscellaneous Provisions.

3.1.    Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.    Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.    Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

3.4.    Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.    Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6    Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:

Name:
Title:

GOLDEN FALCON ACQUISITION CORP.

By:

Name:	Makram Azar
Title:	Chief Executive Officer

Preliminary Proxy Card

GOLDEN FALCON ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF THE

2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

[●], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2022, in connection with the Special Meeting of Stockholders in lieu of the 2022 Annual Meeting of Stockholders to be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints Makram Azar and Scott Freidheim, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Golden Falcon Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022: This notice of meeting, the accompanying proxy statement and our annual report on Form 10-K for the year ended December 31, 2021 are available at [●].

	FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment Proposal

To amend our amended and restated certificate of incorporation, in the form set forth as Annex A to the accompanying proxy statement (the “Charter Amendment”), to extend the date by which the Company has to consummate a business combination for an additional six months, from December 22, 2022 to June 22, 2023 or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Charter Amendment Proposal”).

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

Proposal 2 — The Trust Amendment Proposal

To amend the Investment Management Trust Agreement, dated as of December 17, 2020, by and between the Company and Continental Stock Transfer & Trust Company, in the form set forth as Annex B to the accompanying proxy statement, to provide for the Extension to the Extended Date pursuant to the Charter Amendment (the “Trust Amendment Proposal”).

	☐	☐	☐

Proposal 3 — Election of Directors

To re-elect the following two directors to serve on the Company’s board of directors with each such director to serve until the second annual meeting of stockholders following the special meeting or until his or her successor is elected and qualified:

	FOR	WITHHOLD
Isabelle Amiel Azoulai	☐	☐
Mikael Breuer-Weil	☐	☐

Proposal 4 — Ratification of Selection of Independent Registered Public Accounting Firm	FOR	AGAINST	ABSTAIN
To ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
	FOR	AGAINST	ABSTAIN

Proposal 5 — The Adjournment Proposal

To direct the chairman of the Special Meeting to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more of the foregoing proposals or the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the Charter Amendment Proposal and the Trust Amendment Proposal.

	☐	☐	☐

Dated: 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.